UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

Marketfield Fund

Annual Report

December 31, 2018

Investment Adviser

Marketfield Asset Management LLC

60 East 42nd Street

36th Floor

New York, New York 10165

www.marketfield.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-800-311-MKTD (6583).

You may elect to receive all future reports in paper free of charge. To request that you continue to receive paper copies of your shareholder reports, you can contact your financial intermediary if you invest through the financial intermediary, or if you invest directly with the Fund, you can call the Fund at 1-800-311-MKTD (6583). Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Chairman’s Report

The Marketfield Fund declined -13.25% for the fiscal year ended December 31, 2018 compared to a -4.38% decline by the S&P 500 (SPX) Total Return Index. This poor performance was a consequence of maintaining a globally diverse portfolio with a strong pro-cyclical bias. This worked very well during the first part of 2018, but from the springtime onwards it was up-ended by the U.S.-China trade dispute, together with concerns over U.S. and Chinese monetary policy. In hindsight, we did not appreciate the extent to which global equity markets would be punished, while U.S. markets remained largely unaffected until the end of September.

This left our U.S. short positions as ineffective hedges for our global long positions during the summer months, and, given the breadth of declines within non-U.S. markets, the performance of our long book was as poor as could be expected. However, we have seen very little in the way of fundamental deterioration in most of the economic and corporate data that we deem relevant. The most glaring weakening has been in semi-conductor sales and earnings, which punished some of our Asian equity holdings, but this is potentially a leading indicator for technology earnings in general, which has important ramifications for the U.S. equity market in 2019.

We did at least navigate the end of year collapse with some success and did so without radical use of hedges, allowing us to participate in the rebound that followed. The performance of emerging markets and most industrial commodities during the December rout showed that the prior liquidation had left them sufficiently de-populated and undervalued to be resilient even in the face of massive capital outflows. Just as 2018 proved to be very different from the calm year that it followed, 2019 looks likely to contain some significant surprises. If these include a resilient underlying bid to the global economy, even as the technology cycle starts to show clear signs of deterioration, then we should be well positioned in the months ahead.

January 18, 2019

Michael Shaoul

Chairman, CEO & Portfolio Manager

Chief Investment Officer’s Report

In our third quarter letter, we raised the possibility that the Autumnal Equinox might mark a transitional point in financial as well as celestial conditions. With the clarity of three months’ hindsight, it appears that important changes in markets did, in fact, occur.

Most noteworthy for investors was the potential beginning of a leadership change in equity markets, from the several dozen technology and new media companies that have come to dominate the averages to companies more entwined with traditional economic conditions. The transition toward the latter groups is, if actually underway, still in its initial phase. Leadership changes always begin in declining markets, with the exodus from prior favorites a key feature.

New leadership is only confirmed when relative outperformance continues as markets advance.

Skepticism surrounding the old economy and traditional measures of inflation has been the order of business for several years, among investors and among members of the Federal Reserve Board. This unease about the state of the economy was no barrier to equity investment. The leadership in equity markets comprised a group of companies that operated in new realms that were largely beyond the bounds of normal, macroeconomic cycles and measurement.

Risk to the recent market leaders was looked upon as company specific, rather than exogenous. Usage levels in new technologies were considered largely immune to fluctuations in traditional levels of consumption and output. This perspective was largely correct. Migration of activity to new platforms continued regardless of the ups and downs of gross domestic product (GDP).

The issue of inflation and its relationship to Federal Reserve policy bears strongly on questions of relative performance in equity markets and in the real economy.

Expansion of the Federal Reserve’s balance sheet through asset accumulation provoked additional, abnormal increases in private sector demand for assets. The four trillion dollars of high quality financial assets removed from private sector holdings required replacement. The artificial demand was met with unprecedented increases in issuance and turnover of financial and physical assets. The quantity and price of nearly all capital assets inflated in concert.

New investment vehicles, from art to rental homes and crypto currencies were fashioned to satisfy the craving for assets.

By using liquid capital assets as conduits for monetary policy, the Fed has a direct bearing on asset prices. This ought to be perfectly apparent to all involved. If the Fed provided liquidity by purchasing farmland instead of bonds, the wealth effects would be concentrated in the middle of the country rather than in financial centers. Bentley Motors would, no doubt, begin making tractors.

Because the principal effects of balance sheet changes by the Federal Reserve arise in asset prices, they do not contribute directly to changes in measured inflation. All of the inflation indices in common use measure changes in goods’ and services’ pricing and ignore fluctuations in asset values.

The results of quantitative easing by all major central banks have been overwhelmingly concentrated in asset price (or balance sheet) inflation. Prices for items usually accounted for in income statements have increased modestly at best.

The disparity between inflation in asset values and other components of the global economy has produced corresponding and extreme disparities in wealth between those who own capital assets and those who do not.

The social and political tensions arising from the concentrated wealth effects of asset inflation are at the forefront of economic debate.

If inflation of central bank balance sheets through asset acquisition prompts parallel inflation of private assets, will balance sheet contraction then trigger asset deflation and wealth destruction as it proceeds? This is the crucial question confronting investors and policymakers as we enter 2019.

From the perspective of investment results, balance sheet expansions and contractions carry more weight than the level of short-term interest rates. Balance sheet fluctuations alter the gross, system wide demand for investment assets. If investable savings are at a finite level X, and monetary authorities hold .1X on their balance sheets, reducing their holdings will obviously leave a certain amount of orphaned assets, which can only be accommodated by lower prices or greater leverage.

If the European Central Bank (ECB) is really finished buying sovereign assets, peripheral European governments are going to have to find new homes for their ample bond issuance.

The same dynamic is further along in the U.S., where meaningful balance sheet contraction (diminished demand from the Fed) is beginning to crowd out lower tiers of fixed income markets.

Economic effects of quantitative tightening are less straightforward than they initially appear. Because the primary avenue of action runs entirely through the balance sheet, asset prices bear the brunt of inflationary or deflationary pressures stemming from central banks’ purchases and sales of securities.

As we have witnessed during the past decade, inflating asset prices and the concentrated explosions of wealth that follow along do not necessarily translate into consumer price inflation or increased output of the goods and services measured by GDP.

The idea that asset prices and economic output can go their separate ways for some time is largely ignored in contemporary econometric theory. Also overlooked is the fact that central bank policy, particularly through changes in the size and composition of their balance sheets, is profoundly more influential in moving asset prices than prices and activity in the real economy. We find it remarkable that the Fed has yet to acknowledge that it has direct influence on asset markets, which are not considered in GDP or inflation statistics, and only a secondary or tertiary influence on activity and prices in the real, measured portions of the economy.

Monetary policy can ultimately change the overall course of economic activity, but the need to reach extremes in order to push effects beyond asset prices into the financial system and the real economy almost guarantees excessive volatility and unneeded trauma.

From 2003-2007, the Federal Reserve first inflated and then deflated house prices, culminating in a collapse of the wildly overgrown mortgage markets and the financial system as a whole.

Tightening policy in 1986-1987 led to a crash in the equity market, accompanied by similar travails in high-yield bonds and commercial mortgages. The idea that the decline in 1987 was not a harbinger of economic weakness is nonsense. On its heels came a collapse in commercial real estate values, near insolvency for a number of large, money-center banks and finally an “official” recession in 1990.

Current conditions feature contracting or stagnant central bank balance sheets, broad weakness in capital markets and a deflating bubble in high end property and other luxury items aimed at those who benefited most from the past decade of asset inflation.

Included in this mix is the retreat of conspicuous, trophy hunting buyers from China, Russia and parts of the Middle East who, for a variety of local and geopolitical reasons, have decided that discretion is the order of the day. Their apparently limitless budgets underpinned demand for the highest of the high end.

We envision an environment developing where weakness in premium priced, i.e., inflated goods, services and assets, will deflate in step with quantitative tightening.

The pace of tightening could moderate if the recent squalls in equity markets prompt the Federal Reserve to undertake a more gradual contraction of the balance sheet.

If declining support for asset prices is the primary consequence of Central Banks’ quantitative tightening, what then is implied for the real economy?

The dramatic inflation of asset values and the heightened activity in high-end commerce that accompanied quantitative easing was only marginally influential in most elements of the broader economy. Housing values in New York, San Francisco, London, Monaco and Hong Kong may have skyrocketed, but prices for most consumer goods and services remained subdued.

Exclusive, high-ticket investment opportunities proliferated to accommodate surplus liquidity among institutional and large private investors unable to accept the meager rates of return imposed by the Fed across fixed income markets.

Early stage venture companies enjoyed ultra-premium valuations well before any hints of profitability. Wealthy families begged to participate in private equity and venture capital pools as liquidity outran opportunity. Those able to take advantage of the monetary tsunami could access a privileged realm far removed from normal life.

The dissonance between ebullient asset markets and conspicuous displays of wealth among the beneficiaries and the subdued improvements in reported GDP, inflation and official measures of wage growth has been a source of confusion for most observers and policymakers.

Companies with little cyclical exposure to traditional, old economy sectors led advances in the U.S. equity markets. Narrow areas of strength in stocks did not portend widespread gains across the real economy or generalized inflation.

Now that the markets have corrected, there is more talk of recession in the overall economy. We consider this view to be mistaken.

The economic saga starring quantitative easing and miniscule rates of interest is beginning to play in reverse.

Monetary conditions in place for the past decade had profound but narrow effects on prices, profits and activity within private sector balance sheets. Those who entered the cycle with substantial investable assets or access to them enjoyed robust compounding of wealth. Consumption goods demanded by this fortunate portion of the society inflated in concert.

The popularity and profitability of rarified products was not lost on producers. Supplies of everything from penthouse apartments to thousand dollar “athletic” shoes exploded.

Now that quantitative easing (QE) has become quantitative tightening, we expect similarly concentrated effects in the upper reaches of the economy. More prosaic sectors and their participants should be largely unscathed.

Recessions, like bull and bear markets in stocks have clearly defined leadership. Every economic contraction has, at its core, sectors or endeavors where fundamental metrics are exaggerated beyond any normal limit. When the central excesses finally give way, the distress can radiate through financial institutions and other parts of the economy.

During the past forty years, primary excesses have arisen in oil production (1979-1980), savings and loan institutions (1980-1985), high yield bond financing (1984-1990), commercial property, Japanese assets and investment flows (1987-1991), mortgage bonds (1992-1994), internet startups and IPOs (1999-2000), and single family housing and housing finance (2003-2008). In each instance, the areas cited attracted the most enthusiasm and speculative capital. When reality intruded, parts of the economy that were not directly involved came under duress, but much less than those close to ground zero.

If deflating asset values provoke distress that is concentrated in high-end, wealthy segments and regions of the economy, broad economic metrics may show little effect. Strength in employment, wages and consumption should continue. Equity markets may struggle at the index level, as the most highly capitalized, new economy leadership confronts increased capacity and competition. The greatest risks exist in highly valued, pre-profit, private companies whose sponsors and investors are counting on massive initial public offerings to achieve liquidity and additional financing.

Trouble in asset paradise might well cause the Fed to slow its pace of tightening even in the face of robust activity in broader, less rarified parts of the economy. The combination of a hesitant Federal Reserve and less enticing prospects for the established leaders of the U.S. public and private equity markets could undermine the strength of the dollar and relieve funding pressures across developing economies.

The great wealth disparities that dominate political discourse should begin to recede without political intervention as market and monetary forces take hold.

Central bank policy will, as always, have decidedly uneven effects in different parts of the economy and markets. Confusion will be the order of the day for investors and policymakers alike.

If we are correct in thinking that reversals of QE will have concentrated effects in the areas that were helped most by the QE regime, equity leadership should move away from U.S. large cap indices toward more traditionally cyclical sectors and to parts of the world that have lost liquidity and investment flows to dollar assets.

The first hints of this process taking hold arose in the fourth quarter selloff, in which long-standing favorites bore the brunt of liquidation. In fact, the S&P 500® Index is in the lowest quintile of major world equity index performance during the past three months.

Our portfolio is positioned for the type of leadership shifts that we have outlined above. Thus far it has been a painful exercise. We sense that important changes are underway that will warrant and reward macroeconomic insight and active management.

January 18, 2019

Michael C. Aronstein

President, CIO & Portfolio Manager

The foregoing represents the opinions of the Chairman, CEO & Portfolio Manager and of the President, CIO & Portfolio Manager, respectively, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Definitions:

The S&P 500® Index is a trademark of McGraw Hill Financial Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the S&P 500® Index. An investment cannot be made directly into an index.

Gross domestic product (GDP) is a monetary measure of the market value of all final goods and services produced in a period (quarterly or yearly).

Past performance does not guarantee future results.

The Marketfield Fund (the “Fund”) is managed by Marketfield Asset Management LLC (the “Adviser”) and distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the ETF’s ability to sell its shares.

Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer- term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investing in the Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018 to December 31, 2018.

This example illustrates the Fund’s ongoing costs in two ways:

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	Class A
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 - December 31, 2018*
Actual	$1,000.00	$902.10	$12.42
Hypothetical (5% return before expenses)	$1,000.00	$1,012.15	$13.14

*	Expenses are equal to the Class A shares’ annualized expense ratio of 2.59%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class C
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 - December 31, 2018*
Actual	$1,000.00	$898.30	$16.08
Hypothetical (5% return before expenses)	$1,000.00	$1,008.27	$17.01

*	Expenses are equal to the Class C shares’ annualized expense ratio of 3.36%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class I
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 - December 31, 2018*
Actual	$1,000.00	$902.70	$11.17
Hypothetical (5% return before expenses)	$1,000.00	$1,013.46	$11.82

*	Expenses are equal to the Class I shares’ annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class R6
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 - December 31, 2018*
Actual	$1,000.00	$904.00	$10.61
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22

*	Expenses are equal to the Class R6 shares’ annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s assets between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of December 31, 2018 is shown below.

*	Valued at the net unrealized appreciation (depreciation).

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of December 31, 2018

Class	Sales Charge		1 Year	5 Years	10 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	-18.16%	-5.25%	4.51%	3.00%
		Excluding sales charge	-13.41%	-4.18%	5.11%	3.51%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	-14.99%	-4.92%	4.31%	2.73%
	within One Year of Purchase	Excluding sales charge	-14.13%	-4.92%	4.31%	2.73%
Class I(2)	No Sales Charge		-13.25%	-3.96%	5.36%	3.76%
Class R6(3)	No Sales Charge		-13.11%	-3.81%	5.44%	3.83%
S&P 500 Index			-4.38%	8.49%	13.12%	7.15%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to the MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

(3)

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in certain expenses attributable to each share class.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

(1)

The minimum investment for Class I shares is $25,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The minimum investment for Class C shares is $2,500. Class A shares have a minimum investment of $2,500. The minimum investment for Class R6 shares is $250,000.

MARKETFIELD FUND

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS — 52.08%

Auto Components — 0.31%
Continental AG(a)	5,914	$818,198

Building Products — 0.93%
TOTO Ltd.(a)	71,586	2,488,414

Chemicals — 3.26%
Albemarle Corp.	27,920	2,151,795
Nutrien Ltd.(a)	71,393	3,355,471
The Sherwin-Williams Co.	8,090	3,183,091

		8,690,357

Electrical Equipment — 1.19%
Rockwell Automation, Inc.	21,118	3,177,837

Electronic Equipment, Instruments & Components — 2.41%
Keyence Corp.(a)	12,662	6,432,372

Food & Staples Retailing — 2.44%
Costco Wholesale Corp.	31,997	6,518,109

Health Care Equipment & Supplies — 2.11%
Intuitive Surgical, Inc.(b)	11,776	5,639,762

Hotels, Restaurants & Leisure — 0.86%
Dalata Hotel Group PLC(a)	423,401	2,297,006

Household Durables — 8.14%
DR Horton, Inc.(c)	192,782	6,681,824
Lennar Corp. — Class A	81,414	3,187,358
PulteGroup, Inc.	211,545	5,498,055
Sony Corp.(a)	18,459	896,972
Sony Corp. — ADR(c)	113,350	5,472,538

		21,736,747

Industrial Conglomerates — 1.72%
Honeywell International, Inc.	24,172	3,193,605
Siemens AG(a)	12,515	1,396,339

		4,589,944

Machinery — 4.64%
Caterpillar, Inc.(c)	33,514	4,258,624
Cummins, Inc.(c)	31,300	4,182,932
Deere & Co.(c)	26,542	3,959,270

		12,400,826

Metals & Mining — 10.31%
Barrick Gold Corp.(a)(c)	385,626	5,221,376
BHP Group Ltd. — ADR(c)	117,739	5,685,616
Cia de Minas Buenaventura SAA — ADR(c)	206,715	3,352,917
Grupo Mexico SAB de CV(a)	1,659,321	3,425,581
MMC Norilsk Nickel PJSC — ADR	194,858	3,655,536
Southern Copper Corp.	98,887	3,042,753
Vale SA — ADR	237,553	3,133,324

		27,517,103

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2018

	Shares	Value
Oil, Gas & Consumable Fuels — 0.96%
Devon Energy Corp.	113,280	$2,553,331

Real Estate Management & Development — 1.49%
Cresud SACIF y A — ADR(b)	176,487	2,144,317
The St. Joe Co.(b)	139,606	1,838,611

		3,982,928

Road & Rail — 4.42%
Norfolk Southern Corp.(c)	42,441	6,346,627
Union Pacific Corp.(c)	39,367	5,441,701

		11,788,328

Semiconductors & Semiconductor Equipment — 1.47%
Intel Corp.	83,538	3,920,438

Software — 3.24%
Microsoft Corp.(c)	63,911	6,491,440
Splunk, Inc.(b)	20,663	2,166,516

		8,657,956

Specialty Retail — 2.18%
Ross Stores, Inc.	69,974	5,821,837

TOTAL COMMON STOCKS (Cost $105,492,917)		139,031,493

PREFERRED STOCKS — 1.49%
Banks — 1.49%
Itau Unibanco Holding SA — ADR, 6.790%	435,510	3,980,561

TOTAL PREFERRED STOCKS (Cost $3,561,743)		3,980,561

EXCHANGE-TRADED FUNDS — 26.13%
iShares MSCI Chile ETF	90,388	3,742,967
iShares MSCI Emerging Markets ETF(c)	419,435	16,383,131
iShares MSCI Malaysia ETF(c)	186,951	5,565,531
iShares MSCI South Korea ETF(c)	233,715	13,756,465
iShares MSCI Taiwan ETF(c)	275,430	8,709,097
iShares U.S. Home Construction ETF(c)	221,776	6,662,151
SPDR S&P Homebuilders ETF	114,699	3,730,011
SPDR S&P Oil & Gas Exploration & Production ETF	122,403	3,247,352
SPDR S&P Regional Banking ETF(c)	107,635	5,036,242
VanEck Vectors Russia ETF	155,704	2,919,450

TOTAL EXCHANGE-TRADED FUNDS (Cost $67,028,936)		69,752,397

SHORT-TERM INVESTMENTS — 20.67%
Money Market Fund — 20.67%
First American Government Obligations Fund, Class X, 2.298%(d)	55,189,195	55,189,195

TOTAL SHORT-TERM INVESTMENTS (Cost $55,189,195)		55,189,195

Total Investments (Cost $231,272,791) — 100.37%		267,953,646
Liabilities in Excess of Other Assets — (0.37)%		(990,514)

TOTAL NET ASSETS — 100.00%		$266,963,132

(a)	Foreign issued security.
(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2018

(c)	All or a portion of this security is pledged as collateral for securities sold short, swap contracts and future contracts with an aggregate fair value of $98,573,727.
(d)	Seven day yield as of December 31, 2018.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreciation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

December 31, 2018

	Shares	Value
SECURITIES SOLD SHORT — 32.83%

COMMON STOCKS — 1.75%

Banks — 0.76%
Signature Bank/New York NY	(19,771)	$(2,032,656)

Capital Markets — 0.99%
Eaton Vance Corp.	(32,455)	(1,141,767)
Invesco Ltd.(a)	(33,223)	(556,153)
T Rowe Price Group, Inc.	(10,278)	(948,865)

		(2,646,785)

TOTAL COMMON STOCKS (Proceeds $5,996,908)		(4,679,441)

EXCHANGE-TRADED FUNDS — 22.83%
Consumer Staples Select Sector SPDR Fund	(300,746)	(15,271,882)
Invesco QQQ Trust Series 1	(254,500)	(39,259,170)
Vanguard Real Estate ETF	(86,015)	(6,414,138)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $67,223,382)		(60,945,190)

MASTER LIMITED PARTNERSHIPS — 0.98%
The Blackstone Group LP	(87,916)	(2,620,776)

TOTAL MASTER LIMITED PARTNERSHIPS (Proceeds $2,868,359)		(2,620,776)

REAL ESTATE INVESTMENT TRUSTS — 7.27%
Apartment Investment & Management Co. — Class A	(35,449)	(1,555,502)
AvalonBay Communities, Inc.	(10,905)	(1,898,015)
Boston Properties, Inc.	(34,851)	(3,922,480)
Equity Residential	(33,733)	(2,226,715)
Essex Property Trust, Inc.	(9,756)	(2,392,269)
SL Green Realty Corp.	(45,495)	(3,597,745)
Vornado Realty Trust	(61,323)	(3,803,866)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $20,922,577)		(19,396,592)

Total Securities Sold Short (Proceeds $97,011,226)		$(87,641,999)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Total Return Swaps(a)

December 31, 2018

Counterparty	Reference Entity(b)	Termination Date	Pay/Receive Total Return on Reference Entity	Financing Rate		Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)(d)
Long Total Return Swaps
Bank of America Merrill Lynch	CSI300 Net Total Return Index	10/9/2019	Receive	1.47762	(c)	Monthly	$12,369,170	$(950,879)

Total net unrealized depreciation on total return swaps								$(950,879)

(a)	There were no upfront payments paid or received.
(b)	Foreign issued security.
(c)	Floating rate, adjusted monthly based on 1 month LIBOR -4.000%.
(d)

Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable. Excludes any unrealized appreciation or depreciation of foreign currency.

Schedule of Open Futures Contracts

December 31, 2018

	Number of Contracts	Expiration Month	Notional Amount	Unrealized Appreciation (Depreciation)
FUTURE CONTRACTS PURCHASED
Yen Denominated Nikkei 225 Index Future	125	March 2019	$11,299,097	$(830,161)

TOTAL FUTURES CONTRACTS PURCHASED				$(830,161)

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities

December 31, 2018

Assets
Investments in securities, at value (cost $231,272,791)	$267,953,646
Restricted Cash	970,000
Receivables:
Fund shares sold	45,035
Dividends and interest	369,779
Dividend tax reclaim	539,881
Swap dividend and interest receivable	47,412
Deposits at brokers for derivative instruments(1)	87,926,425
Other assets	25,806

Total Assets	357,877,984

Liabilities
Securities sold short, at value (proceeds received $97,011,226)	87,641,999
Variation margin on futures contracts	57,023
Payables:
Fund shares redeemed	1,516,844
Swap contracts	7,081
To affiliates	125,511
To distributor	69,311
For shareholder servicing fees	48,245
To adviser	243,977
Dividends and interest on short positions	149,203
Unrealized depreciation on open swap contracts	950,879
Accrued expenses and other liabilities	104,779

Total Liabilities	90,914,852

Net Assets	$266,963,132

Net assets consist of:
Paid-in capital	657,117,790
Accumulated deficit	(390,154,658)

Net Assets	$266,963,132

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities (continued)

December 31, 2018

Class A
Net assets	$46,182,890
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,095,452
Net asset value, minimum offering, and redemption price per share	$14.92
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$15.79

Class C
Net assets	$55,957,543
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,934,009
Net asset value, offering, and redemption price per share(3)	$14.22

Class I
Net assets	$163,260,130
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	10,786,723
Net asset value, offering, and redemption price per share	$15.14

Class R6
Net assets	$1,562,569
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	102,457
Net asset value, offering, and redemption price per share	$15.25

(1)	Serves as collateral for securities sold short and derivative instruments including futures and swaps.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended December 31, 2018

Investment Income
Dividend income(1)	$6,004,194
Interest income	2,471,114

Total Investment Income	8,475,308

Expenses
Management fees	5,407,078
Dividend expense	2,602,406
Distribution fees — Class C	576,972
Administration and accounting fees	594,061
Transfer agent fees and expenses	452,028
Shareholder servicing fees — Class C	192,324
Interest expense	174,561
Distribution fees — Class A	156,843
Custody fees	74,780
Reports to shareholders	76,611
Federal and state registration fees	64,302
Audit and tax fees	43,793
Legal fees	25,197
Chief Compliance Officer fees	12,089
Trustees’ fees	12,048
Pricing fees	3,949
Other expenses	15,334

Total Expenses	10,484,376

Less waivers and reimbursement by Adviser (Note 4)	(757,758)

Net Expenses	9,726,618

Net Investment Loss	(1,251,310)

Realized And Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	70,431,054
Futures contracts	(428,593)
Swap contracts	(5,882,012)
Securities sold short	(9,520,735)
Foreign currency translations	(307,969)
Purchased options	(1,904,866)
Written options	1,430,540

53,817,419

Net change in unrealized appreciation (depreciation) on:
Investments	(121,169,182)
Futures contracts	(830,161)
Swap contracts	(1,473,895)
Securities sold short	18,829,643
Foreign currency translations	821,432
Purchased options	3,703,827
Written options	(67,462)

(100,185,798)

Net Realized And Unrealized Loss on Investments and Foreign Currency	(46,368,379)

Net Decrease In Net Assets From Operations	$(47,619,689)

(1)	Net of $247,015 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
From Operations
Net investment loss	$(1,251,310)	$(3,645,338)
Net realized gain (loss) on:
Investments	70,431,054	62,353,935
Futures contracts	(428,593)	(507,413)
Swap contracts	(5,882,012)	2,697,820
Forward foreign currency contracts	—	(87,009)
Securities sold short	(9,520,735)	(9,940,196)
Foreign currency translations	(307,969)	(2,868,774)
Purchased options	(1,904,866)	1,889,648
Written options	1,430,540	307,090
Net change in unrealized appreciation (depreciation) on:
Investments	(121,169,182)	63,836,788
Futures contracts	(830,161)	—
Swap contracts	(1,473,895)	5,428,104
Forward foreign currency contracts	—	(495,345)
Securities sold short	18,829,643	(10,617,374)
Foreign currency translations	821,432	427,086
Purchased options	3,703,827	(11,354,441)
Written options	(67,462)	197,479

Net increase (decrease) in net assets from operations	(47,619,689)	97,622,060

From Capital Share Transactions
Proceeds from shares sold — Class A	3,448,334	3,971,953
Payments for shares redeemed — Class A	(25,355,564)	(46,231,051)
Proceeds from shares sold — Class C	594,098	715,348
Payments for shares redeemed — Class C	(27,007,820)	(50,567,736)
Proceeds from shares sold — Class I	28,088,779	46,594,068
Payments for shares redeemed — Class I	(137,923,276)	(183,041,231)
Proceeds from shares sold — Class R6	87,614	424,959
Payments for shares redeemed — Class R6	(802,157)	(1,146,654)

Net decrease in net assets from capital share transactions	(158,869,992)	(229,280,344)

Total Decrease in Net Assets	(206,489,681)	(131,658,284)

Net Assets:
Beginning of Year	473,452,813	605,111,097

End of Year	$266,963,132	$473,452,813 *

*	Includes accumulated undistributed net investment income of $351,341.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Year	$17.23	$14.26	$14.79		$16.16	$18.47

Income (loss) from investment operations:
Net investment loss(1)	(0.05)	(0.11)	(0.22)		(0.17)	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.26)	3.08	(0.31)		(1.20)	(2.11)

Total from investment operations	(2.31)	2.97	(0.53)		(1.37)	(2.31)

Net Asset Value, End of Year	$14.92	$17.23	$14.26		$14.79	$16.16

Total return(2)	-13.41%	20.83%	-3.58%		-8.48%	-12.51%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$46,183	$75,929	$101,876		$283,906	$793,299

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.73%	2.72%	2.88%		2.54%	2.65%
After waivers and reimbursements of expenses(4)	2.52%	2.54%	2.84	%(7)	2.54%	2.65%

Ratio of net investment loss to average net assets:(5)
Before waivers and reimbursements of expenses	(0.51)%	(0.90)%	(1.60)%		(1.08)%	(1.15)%
After waivers and reimbursements of expenses	(0.30)%	(0.72)%	(1.56)%		(1.08)%	(1.15)%

Portfolio turnover rate(6)	40%	5%	86%		93%	98%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.01%, 1.98%, 1.87%, 1.80%, and 1.78% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80%, 1.80%, 1.83%, 1.80%, and 1.78% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS C

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Year	$16.56	$13.80	$14.43		$15.89	$18.30

Income (loss) from investment operations:
Net investment loss(1)	(0.17)	(0.22)	(0.31)		(0.28)	(0.33)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.17)	2.98	(0.32)		(1.18)	(2.08)

Total from investment operations	(2.34)	2.76	(0.63)		(1.46)	(2.41)

Net Asset Value, End of Year	$14.22	$16.56	$13.80		$14.43	$15.89

Total return(2)	-14.13%	20.00%	-4.37%		-9.19%	-13.17%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$55,958	$92,518	$123,651		$315,894	$1,003,835

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	3.49%	3.48%	3.65%		3.29%	3.38%
After waivers and reimbursements of expenses(4)	3.30%	3.30%	3.59	%(7)	3.29%	3.38%

Ratio of net investment loss to average net assets:(5)
Before waivers and reimbursements of expenses	(1.27)%	(1.67)%	(2.36)%		(1.84)%	(1.89)%
After waivers and reimbursements of expenses	(1.08)%	(1.49)%	(2.30)%		(1.84)%	(1.89)%

Portfolio turnover rate(6)	40%	5%	86%		93%	98%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.76% , 2.75%, 2.65%, 2.57%, and 2.53% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57%, 2.57% 2.59%, 2.57%, and 2.53% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Year	$17.44	$14.39	$14.89		$16.24	$18.51

Income (loss) from investment operations:
Net investment loss(1)	(0.02)	(0.07)	(0.19)		(0.13)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.28)	3.12	(0.31)		(1.22)	(2.11)

Total from investment operations	(2.30)	3.05	(0.50)		(1.35)	(2.27)

Net Asset Value, End of Year	$15.14	$17.44	$14.39		$14.89	$16.24

Total return(2)	-13.25%	21.20%	-3.36%		-8.31%	-12.26%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$163,260	$302,439	$376,791		$1,698,033	$7,062,935

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.47%	2.48%	2.61%		2.26%	2.39%
After waivers and reimbursements of expenses(4)	2.27%	2.30%	2.56	%(7)	2.26%	2.39%

Ratio of net investment loss to average net assets:(5)
Before waivers and reimbursements of expenses	(0.29)%	(0.64)%	(1.38)%		(0.82)%	(0.90)%
After waivers and reimbursements of expenses	(0.09)%	(0.46)%	(1.33)%		(0.82)%	(0.90)%

Portfolio turnover rate(6)	40%	5%	86%		93%	98%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value.
(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.76%, 1.74%, 1.61%, 1.56%, and 1.53% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56%, 1.56%, 1.56%, 1.56%, and 1.53% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS R6

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Year	$17.55	$14.46	$14.94		$16.27	$18.53

Income (loss) from investment operations:
Net investment gain (loss)(1)	0.01	(0.05)	(0.17)		(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.31)	3.14	(0.31)		(1.21)	(2.13)

Total from investment operations	(2.30)	3.09	(0.48)		(1.33)	(2.26)

Net Asset Value, End of Year	$15.25	$17.55	$14.46		$14.94	$16.27

Total return(2)	-13.11%	21.37%	-3.21%		-8.17%	-12.20%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$1,563	$2,567	$2,793		$5,749	$6,365

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.49%	2.45%	2.64%		2.25%	2.34%
After waivers and reimbursements of expenses(4)	2.16%	2.18%	2.55	%(7)	2.25%	2.34%

Ratio of net investment gain (loss) to average net assets:(5)
Before waivers and reimbursements of expenses	(0.28)%	(0.62)%	(1.33)%		(0.78)%	(0.75)%
After waivers and reimbursements of expenses	0.05%	(0.35)%	(1.24)%		(0.78)%	(0.75)%

Portfolio turnover rate(6)	40%	5%	86%		93%	98%

(1)	Per share net investment gain (loss) was calculated using average shares outstanding.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value.
(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.76%, 1.70%, 1.53%, 1.43%, and 1.42% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.43%, 1.43%, 1.44%, 1.43%, and 1.42% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(5)	The net investment gain (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class R6 shares were subject to an expense limitation cap of 1.43%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

December 31, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers four classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Class C shares of the Fund automatically convert to Class A shares after 10 years. Also, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC, or Class I shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Funds Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. Forward foreign currency contracts are valued at the mean between the bid and asked prices by an approved pricing service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

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December 31, 2018

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued and will generally be classified as Level 2. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

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Notes to Financial Statements, continued

December 31, 2018

Swap agreements are generally traded over the counter and are valued by a pricing service using observable inputs. If a price provided by a pricing service differs from the price provided by an independent dealer by 10% or more or the Adviser otherwise believes that the price provided by the pricing service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of December 31, 2018:

	Level 1	Level 2	Level 3(3)	Total
Assets:
Common Stocks(1)	$139,031,493	$—	$—	$139,031,493
Exchange-Traded Funds	69,752,397	—	—	69,752,397
Preferred Stocks	3,980,561	—	—	3,980,561
Short-Term Investments	55,189,195	—	—	55,189,195

Total Assets	$267,953,646	$—	$—	$267,953,646

Liabilities:
Securities Sold Short
Common Stocks(1)	$(4,679,441)	$—	$—	$(4,679,441)
Exchange-Traded Funds	(60,945,190)	—	—	(60,945,190)
Master Limited Partnerships	(2,620,776)	—	—	(2,620,776)
Real Estate Investment Trusts	(19,396,592)	—	—	(19,396,592)

Total Securities Sold Short	(87,641,999)	—	—	(87,641,999)

Total Liabilities	$(87,641,999)	$—	$—	$(87,641,999)

Other Financial Instruments(2)
Futures	$(830,161)	$—	$—	$(830,161)
Swaps	—	(950,879)	—	(950,879)

Total Other Financial Instruments	$(830,161)	$(950,879)	$—	$(1,781,040)

(1)	See the Schedule of Investments for industry/geographic classifications.
(2)	Reflected at the net unrealized appreciation on the contracts held.
(3)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the year ended December 31, 2018, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

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December 31, 2018

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts — Futures	Net assets — Unrealized appreciation*	$—	Net assets — Unrealized depreciation*	$830,161
Equity Contracts — Swaps	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	950,879

Total		$—		$1,781,040

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

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Notes to Financial Statements, continued

December 31, 2018

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Equity Contracts	$(1,531,002)	$1,430,540	$(428,593)	$(5,882,012)	$(6,411,067)
Interest Rate Contracts	(373,864)	—	—	—	(373,864)

Total	$(1,904,866)	$1,430,540	$(428,593)	$(5,882,012)	$(6,784,931)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Equity Contracts	$110,227	$(67,462)	$(830,161)	$(1,473,895)	$(2,261,291)
Interest Rate Contracts	3,593,600	—	—	—	3,593,600

Total	$3,703,827	$(67,462)	$(830,161)	$(1,473,895)	$1,332,309

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option

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Notes to Financial Statements, continued

December 31, 2018

obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Futures	and Forward Foreign Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the year ended December 31, 2018 were as follows:

Futures Contracts
Long	$8,665,215
Short	$—

The Fund did not hold any Forward Foreign Currency Contracts during the period.

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market

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Notes to Financial Statements, continued

December 31, 2018

segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the year ended December 31, 2018, the Fund recorded net realized loss of $5,882,012 resulting from swap activity. The average monthly notional amount of swaps during the period was $26,307,720 for long positions and $0 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex- dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master

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Notes to Financial Statements, continued

December 31, 2018

Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At December 31, 2018, the Fund had deposits with Bank of America Merrill Lynch, Barclays Bank PLC, and Citibank N.A. (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2015.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total

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Notes to Financial Statements, continued

December 31, 2018

number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2017 and 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2017	$—	$—
December 31, 2018	$—	$—

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$232,011,953

Gross tax unrealized appreciation	61,663,625
Gross tax unrealized depreciation	(16,373,377)

Net tax unrealized appreciation	45,290,248

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(435,444,906)

Total accumulated losses	$(390,154,658)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, swaps and mark-to-market future contracts.

At December 31, 2018, the Fund had short-term capital losses of $435,536,013, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2018.

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Notes to Financial Statements, continued

December 31, 2018

The Fund utilized $56,185,318 of short-term capital loss carryover during the year ended December 31, 2018.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, the following table shows the reclassifications made:

Accumulated Deficit	Paid In Capital
$2,333,238	$(2,333,238)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), net operating losses, swaps and short sales.

(4)	Investment Adviser

The Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the year ended December 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $5,407,078 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2020, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I	Class R6
1.80%	2.57%	1.56%	1.43%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6
December 31, 2019	$75,799	$118,333	$493,140	$3,778
December 31, 2020	$160,479	$182,839	$593,693	$7,040
December 31, 2021	$130,246	$143,863	$476,208	$7,441

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution

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Notes to Financial Statements, continued

December 31, 2018

of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a shareholder servicing fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 are not subject to the 12b-1 Plan. As of and during the year ended December 31, 2018, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	12b-1 Fees		Shareholder Servicing Fees
	Fees Expensed	Fees Owed	Fees Expensed	Fees Owed
Class A	$156,843	$3,876	N/A	N/A
Class C	$576,972	$65,435	$192,324	$48,245

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The following table details the fees expensed for each service during the year ended December 31, 2018, as well as the fees owed as of December 31, 2018.

	Fees Expensed During Fiscal Year		Fees Owed as of December 31, 2018
Administration and Fund Accounting	$594,061		$96,062
Pricing	3,949		1,725
Custody	74,780		10,455
Transfer Agent	125,403	(1)	15,263

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 9).

The Distributor is an affiliate of Fund Services and U.S. Bank.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. For the year ended December 31, 2018, the Fund was allocated $12,089 of the Trust’s Chief Compliance Officer fee. At December 31, 2018, the Fund owed fees of $2,006 to Fund Services for Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	202,664	254,264
Shares redeemed	(1,513,057)	(2,994,905)

Net decrease	(1,310,393)	(2,740,641)

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2018

	Year Ended December 31, 2018	Year Ended December 31, 2017
Class C
Shares sold	35,325	47,003
Shares redeemed	(1,688,962)	(3,418,327)

Net decrease	(1,653,637)	(3,371,324)

Class I
Shares sold	1,614,237	2,911,393
Shares redeemed	(8,168,133)	(11,751,590)

Net decrease	(6,553,896)	(8,840,197)

Class R6
Shares sold	5,168	27,579
Shares redeemed	(48,952)	(74,450)

Net decrease	(43,784)	(46,871)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended December 31, 2018 are detailed below.

Purchases
U.S. Government	$0
Other	131,662,052

$131,662,052

Sales
U.S. Government	$0
Other	259,631,223

$259,631,223

(9)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $80,000,000, which expires on August 9, 2019. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest was accrued at the prime rate of 4.50% from January 1, 2018 through March 21, 2018, 4.75% from March 22, 2018 through June 13, 2018, 5.00% from June 14, 2018 through September 26, 2018, 5.25% from September 27, 2018 through December 19, 2018, and 5.50% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the year ended December 31, 2018.

(10)	Recent Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended December 31, 2018.

MARKETFIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of Marketfield Fund and Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marketfield Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of December 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund for the two years in the period ended December 31, 2015 were audited by other auditors whose report, dated February 26, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, WI

February 25, 2019

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 20, 2018 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management LLC (the “Adviser”), the Fund’s investment adviser. The Trustees also met at a prior meeting held on June 25, 2018 (the “June 25, 2018 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2019.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Michael C. Aronstein and Michael Shaoul, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Class I shares for the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2018. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long-short equity funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees

noted the Adviser manages a private investment fund with an investment strategy similar to that of the Fund, but that since the private investment fund had recently commenced operations, the performance comparison was not meaningful to their analysis.

The Trustees noted that for the year-to-date, one-year and ten-year periods ended April 30, 2018, the Fund’s performance for Class I shares ranked above the Morningstar Peer Group median, and that for the one-year period ended April 30, 2018, ranked as the best performing fund in its peer group. The Trustees further noted that for the three-year and five-year periods ended April 30, 2018, the Fund’s performance for Class I shares ranked below the Morningstar Peer Group median. The Trustees also noted that for the year-to-date and one-year periods ended March 31, 2018, the Fund’s Class I shares had outperformed the S&P 500 Index, but that for the three-year, five-year, ten-year and since inception periods ended March 31, 2018, the Fund’s Class I shares had underperformed the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s reorganization into the Trust, and had not yet recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 25, 2018 meeting and the August 20, 2018 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% was above its Morningstar Peer Group average of 1.34%. The Trustees observed that the Fund’s total expense ratio of 1.56% for Class I shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.50%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser after accounting for marketing and distribution expenses, but the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2019 as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor, Department of Accounting, Marquette University (2004–present); Chair, Department of Accounting, Marquette University (2004–2017).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	28	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	28	President (2017–present); Chief Operating Officer (2016–present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–2017).	Trustee, Buffalo Funds (an open-end investment company) (2003–2017); Trustee, USA MUTUALS (an open-end investment company) (2001–2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017–present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016–January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016–November 2016); Vice President, CCO and Senior Legal Counsel (May 2016–November 2016), Assistant CCO and Senior Legal Counsel (January 2016–April 2016), Senior Legal and Compliance Counsel (2013–2015), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2012–present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–present).	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007–present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-772-4166 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 60 East 42nd Street 36th Floor New York, New York 10165

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue 6th Floor Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017.

Item 3. Audit Committee Financial Expert.

Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$36,200	$35,000
Audit-Related Fees	0	0
Tax Fees	7,040	6,800
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last half-year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	March 6, 2019

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	March 6, 2019

*	Print the name and title of each signing officer under his or her signature.